UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 22, 2022

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5901 Silverado Trail, Napa, California		94558
(Address of Principal Executive Offices)		(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)    Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on July 22, 2022, Crimson Wine Group, Ltd. (“us,” “we,” “our,” or the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), during which our stockholders approved the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan (the “2022 Omnibus Plan”). The 2022 Omnibus Plan was approved by our Board of Directors on May 12, 2022, subject to stockholder approval.

The 2022 Omnibus Plan provides for the issuance of equity-based awards to all eligible plan participants, including our non-employee directors, officers, employees, and consultants. Under the 2022 Omnibus Plan, the Board is authorized to approve grants of equity in the form of common stock, restricted stock, stock options, and other equity awards. The vesting of equity awards can be based on continuous service and/or achievement of certain performance criteria. The 2022 Omnibus Plan replaces the Crimson Wine Group, Ltd. 2013 Omnibus Incentive Plan (the “2013 Plan”), provided that any outstanding awards granted under the 2013 Plan will remain in effect pursuant to their terms. As of its effective date, a total of 678,000 shares (comprised of the 178,000 shares that remained available for future awards under the 2013 Plan, plus 500,000 newly authorized shares), will be available for future awards under the 2022 Omnibus Plan.

A more detailed description of the 2022 Omnibus Plan and related matters was set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2022 (the “Proxy”) under the heading “Proposal 3: Approval of the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan” and is incorporated herein by reference. The foregoing summary of the 2022 Omnibus Plan, as well as the summary set forth in the Proxy, is qualified in its entirety by reference to the full text of the 2022 Omnibus Plan attached hereto as Exhibit 10.1.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the stockholders of the Company at the Annual Meeting.

1. Election of Directors
Each of the seven nominees for director was elected, and the voting results are set forth below:

Nominee	Votes For	Number of Shares Withheld	Broker Non-Votes
John D. Cumming	15,022,836	971,961	3,312,865
Annette D. Alvarez-Peters	15,037,842	956,955	3,312,865
Douglas M. Carlson	15,031,055	963,742	3,312,865
Avraham M. Neikrug	15,014,549	980,248	3,312,865
Colby A. Rollins	15,015,626	979,171	3,312,865
Joseph S. Steinberg	15,036,749	958,048	3,312,865
Luanne D. Tierney	15,018,701	976,096	3,312,865

2. Ratification of BPM LLP as independent auditors for the year ended December 31, 2022.

The ratification of BPM LLP was approved, and the voting results are set forth below:

Votes For:	19,253,295
Votes Against:	25,957
Votes Abstained:	28,410

3. To approve the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan.

The 2022 Omnibus Plan was approved, and the voting results are set forth below:

Votes For:	14,889,623
Votes Against:	557,286
Votes Abstained:	547,888
Broker Non-Votes:	3,312,865

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	2022 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2022

CRIMSON WINE GROUP, LTD.

By: /s/ Karen L. Diepholz
Name: Karen L. Diepholz
Title: Chief Financial Officer